UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Unconstrained Bond Fund

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 22, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Unconstrained Bond Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2011.

Investment Objective and Policies

On February 1, 2011, the Board of Directors of the Fund approved proposals to rename the Fund “AllianceBernstein Unconstrained Bond Fund, Inc.” from “Diversified Yield Fund,” and to adopt a new investment policy. The Fund’s investment objective remains the same, which is to generate income consistent with preservation of capital. In connection with the changes in the Fund’s name, the Directors approved a proposal to adopt a new non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivative instruments related to fixed-income securities. The name change is intended to describe more clearly the Fund’s approach to risk and asset allocation as a multi-sector fixed-income fund that may invest in securities of any issuer, including U.S. and non-U.S. governments and corporations, and of any duration. The name and investment policy changes became effective February 3, 2011. At this time, the Fund’s benchmark was changed from the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged) to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon the AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	1

rates of the securities under consideration and of the Fund’s other holdings. The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its new and old benchmarks, the Bank of America (BofA) Merrill Lynch (ML) 3-Month U.S. Treasury Bill (“T-Bill”) Index and the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged).

The Fund outperformed both its new and old benchmarks for both the six- and 12-month periods ended April 30,

2011, without sales charges. For both periods, the Fund’s credit exposure contributed positively to relative performance. Specifically, holdings in investment grade corporates and commercial mortgage-backed securities (CMBS), as well as high yield corporates and bank loans, were all strong positives.

The Fund also utilized currency forwards in order to hedge unwanted currency exposure or to create the desired currency exposure in the Fund. The Fund’s overall currency exposure contributed positively for the six-month period helped by a long position in the Norwegian krone. The Fund’s currency positioning for the 12-month period was a slight detractor, as a short position in the Japanese yen and euro hurt as most currencies strengthened significantly against the U.S. dollar.

Within the Fund’s credit derivative exposure, holdings in investment grade CDS (credit default swaps) detracted for both periods, while exposure to high yield CDS was a strong positive. Also during both periods, the Fund utilized interest rate swaps and Treasury futures to manage the overall interest rate risk of the Fund. For the six-month period, the Fund’s country, yield curve and duration positioning detracted from relative performance, but was a strong positive for the 12-month period.

Market Review and Investment Strategy

Despite a number of shocks during the period—which included rising social

2	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

unrest in North Africa and the Middle East, and a natural disaster in Japan—the global economic expansion remained intact, and risk assets performed well. Positive economic momentum meant that government bond yields rose, stocks rallied and the credit markets followed.

For the six-month period ended April 30, 2011, nongovernment securities outperformed, led by U.S. high yield corporates, high yield bank loans and CMBS. High yield corporates performed well as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on these sectors tightened significantly during the period. Investment-grade corporates also outperformed governments however to a lesser extent. Corporate fundamentals remain solid, balance sheets remain strong and corporate profits remain robust. Of the 491 (98%) S&P

500 Stock Index (“S&P 500”) companies that have reported first quarter earnings, 68% beat estimates, 11% were in-line, and 21% were below estimates. The estimated earnings growth rate for the S&P 500 for the second quarter of 2011 is currently at 14.5%. As economic growth continued to solidify despite recent world events, Treasury securities posted the weakest returns.

During the six-month reporting period, the Fund was constructed to enhance overall yield utilizing a global multi-sector approach based on the Unconstrained Bond Team’s best research ideas. The Fund invested in credit sectors including high yield and investment grade corporates, CMBS, high yield bank loans and emerging market debt, as well as global sovereign and government securities. The Fund also utilized high yielding currency exposure. To balance risk and reduce volatility in negative market conditions, the Fund employed derivatives including options, interest rate swaps and futures.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Bank of America (BofA) Merrill Lynch® (ML) 3-Month U.S. Treasury Bill (T-Bill) Index and the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a fund portfolio. The BofA ML 1-3 Year U.S. T-Bill Index represents the performance of U.S. Dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Unconstrained Bond Fund†
Class A	2.22%	4.26%

Class B*	1.87%	3.53%

Class C	1.87%	3.53%

Advisor Class**	2.37%	4.57%

Class R**	2.13%	4.05%

Class K**	2.25%	4.31%

Class I**	2.40%	4.61%

New benchmark: BofA ML 3-Month U.S. T-Bill Index	0.09%	0.17%

Old benchmark: Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged)	-0.85%	3.01%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended April 30, 2011, by 0.08% and 0.16%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.81%
1 Year	4.26%	-0.12%
5 Years	3.59%	2.70%
10 Years	4.88%	4.43%

Class B Shares			3.21%
1 Year	3.53%	-0.47%
5 Years	2.88%	2.88%
10 Years(a)	4.44%	4.44%

Class C Shares			3.28%
1 Year	3.53%	2.53%
5 Years	2.87%	2.87%
10 Years	4.14%	4.14%

Advisor Class Shares‡			4.29%
1 Year	4.57%	4.57%
5 Years	3.89%	3.89%
10 Years	5.19%	5.19%

Class R Shares‡			3.62%
1 Year	4.05%	4.05%
5 Years	3.37%	3.37%
Since Inception†	3.48%	3.48%

Class K Shares‡			3.91%
1 Year	4.31%	4.31%
5 Years	3.66%	3.66%
Since Inception†	3.79%	3.79%

Class I Shares‡			4.23%
1 Year	4.61%	4.61%
5 Years	3.92%	3.92%
Since Inception†	4.07%	4.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.55%, 2.30%, 2.26%, 1.23%, 1.88%, 1.29% and 1.18% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2011.

†	Inception date: 3/1/05.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	0.77%
5 Years	2.71%
10 Years	4.18%

Class B Shares
1 Year	0.53%
5 Years	2.89%
10 Years(a)	4.19%

Class C Shares
1 Year	3.53%
5 Years	2.88%
10 Years	3.89%

Advisor Class Shares‡
1 Year	5.57%
5 Years	3.91%
10 Years	4.95%

Class R Shares‡
1 Year	5.02%
5 Years	3.36%
Since Inception†	3.41%

Class K Shares‡
1 Year	5.44%
5 Years	3.70%
Since Inception†	3.74%

Class I Shares‡
1 Year	5.62%
5 Years	3.94%
Since Inception†	4.00%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Inception date: 3/1/05.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,022.19	$1,020.33	$4.51	$4.51
Class B	$1,000	$1,000	$1,018.66	$1,016.86	$8.01	$8.00
Class C	$1,000	$1,000	$1,018.68	$1,016.86	$8.01	$8.00
Advisor Class	$1,000	$1,000	$1,023.70	$1,021.82	$3.01	$3.01
Class R	$1,000	$1,000	$1,021.27	$1,019.34	$5.51	$5.51
Class K	$1,000	$1,000	$1,022.46	$1,020.58	$4.26	$4.26
Class I	$1,000	$1,000	$1,023.98	$1,021.82	$3.01	$3.01

*	Expenses are equal to the classes’ annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $100.5

*	All data are as of April 30, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.6% or less in the following security types: Governments – Sovereign Bonds, Options Purchased – Calls, Options Purchased – Puts, Preferred Stocks and Supranationals. “Other” country weightings represent 0.5% or less in the following countries: Argentina, Brazil, Canada, Cayman Islands, Colombia, Czech Republic, France, Germany, Hungary, Ireland, Italy, Kazakhstan, Luxembourg, Malaysia, Spain, Supranational, Sweden and Switzerland.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 25.0%
Financial Institutions – 11.4%
Banking – 5.4%
American Express Credit Corp. 6.625%, 9/24/12	GBP	200	$352,285
ANZ Capital Trust III 1.835%, 12/15/53(a)	EUR	210	264,385
Bank of Scotland PLC 5.625%, 5/23/13		120	183,375
Barclays Bank PLC 4.75%, 3/15/20		160	172,994
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17	U.S.$	300	255,798
Bear Stearns Cos. LLC (The) 1.656%, 7/27/12(a)	EUR	140	207,096
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	170	197,561
Citigroup, Inc. 5.50%, 4/11/13		185	198,037
Commonwealth Bank of Australia 0.509%, 9/28/16(a)		200	197,526
Deutsche Bank AG/London 4.875%, 5/20/13		181	193,215
Fifth Third Bank/Ohio 4.75%, 2/01/15		250	265,539
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		165	178,559
Lloyds TSB Bank PLC 4.375%, 1/12/15(b)		195	201,634
Macquarie Group Ltd. 7.625%, 8/13/19(b)		115	128,009
Merrill Lynch & Co., Inc. 1.388%, 5/30/14(a)	EUR	250	357,745
Morgan Stanley 5.50%, 7/24/20	U.S.$	175	178,775
National Australia Bank Ltd. 3.75%, 3/02/15(b)		90	93,562
National Capital Trust II 5.486%, 3/23/15(b)		100	100,175
Royal Bank of Scotland NV 1.01%, 3/09/15(a)		450	408,661
Santander International Debt SA 2.806%, 10/27/13(a)	EUR	150	221,943
Societe Generale 2.50%, 1/15/14(b)	U.S.$	180	181,616
Standard Chartered Bank 5.875%, 9/26/17(b)	EUR	100	156,413
Swedbank AB 0.494%, 5/18/17(a)	U.S.$	200	190,997

10	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	195	$214,377
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		180	183,528
Wachovia Corp. 5.50%, 5/01/13		175	189,318

			5,473,123

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		70	76,736

Finance – 0.5%
General Electric Capital Corp. 4.80%, 5/01/13		225	239,873
SLM Corp. 1.343%, 11/15/11(a)	EUR	155	224,940

			464,813

Insurance – 4.8%
Aetna, Inc. 6.75%, 12/15/37	U.S.$	257	292,596
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	180,944
Allstate Corp. (The) 6.125%, 5/15/37		90	92,475
CIGNA Corp. 5.125%, 6/15/20		90	94,857
Coventry Health Care, Inc. 5.95%, 3/15/17		40	42,004
6.125%, 1/15/15		20	21,368
6.30%, 8/15/14		125	133,786
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(b)		1,695	1,672,578
Genworth Financial, Inc. 6.515%, 5/22/18		230	233,062
Hartford Life Institutional Funding 5.375%, 1/17/12	GBP	150	253,206
Humana, Inc. 6.30%, 8/01/18	U.S.$	25	27,615
6.45%, 6/01/16		20	22,538
7.20%, 6/15/18		180	209,085
Lincoln National Corp. 8.75%, 7/01/19		47	60,453
Markel Corp. 7.125%, 9/30/19		60	68,672
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		135	147,047
MetLife, Inc. 6.40%, 12/15/36		500	500,018

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	U.S.$	165	$207,589
Principal Financial Group, Inc. 7.875%, 5/15/14		115	133,514
Prudential Financial, Inc. 6.20%, 1/15/15		135	150,600
Series D 7.375%, 6/15/19		25	29,771
Swiss Re Capital I LP 6.854%, 5/25/16(b)		105	104,345
UnitedHealth Group, Inc. 6.00%, 2/15/18		65	73,497
WellPoint, Inc. 5.875%, 6/15/17		20	22,886
7.00%, 2/15/19		45	53,548

			4,828,054

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		183	187,161

REITS – 0.4%
Digital Realty Trust LP 5.25%, 3/15/21		250	249,111
Health Care REIT, Inc. 4.95%, 1/15/21		180	177,307

			426,418

			11,456,305

Industrial – 9.9%
Basic – 1.5%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		115	118,269
ArcelorMittal 6.125%, 6/01/18		225	243,438
Dow Chemical Co. (The) 7.60%, 5/15/14		91	105,638
International Paper Co. 9.375%, 5/15/19		160	208,551
Lubrizol Corp. 8.875%, 2/01/19		155	202,009
Packaging Corp. of America 5.75%, 8/01/13		180	193,348
PPG Industries, Inc. 5.75%, 3/15/13		220	237,451
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	120	178,149

			1,486,853

12	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
CRH Finance BV 7.375%, 5/28/14	EUR	120	$196,529
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	212,347
Tyco International Finance SA 8.50%, 1/15/19		150	191,498

			600,374

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		225	250,058
CBS Corp. 8.20%, 5/15/14		155	182,190
Comcast Corp. 5.30%, 1/15/14		180	197,233
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		70	75,913
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	246,086
RR Donnelley & Sons Co. 4.95%, 4/01/14		175	182,729
Time Warner Cable, Inc. 7.50%, 4/01/14		150	173,170
WPP Finance UK 8.00%, 9/15/14		165	194,126

			1,501,505

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		140	137,440
Bell Canada 4.85%, 6/30/14	CAD	195	217,415
British Telecommunications PLC 8.75%, 12/07/16	GBP	100	200,693
Deutsche Telekom International Finance BV 7.125%, 9/26/12		110	196,927
Embarq Corp. 7.082%, 6/01/16	U.S.$	271	306,551
Koninklijke KPN NV 5.00%, 11/13/12	EUR	130	199,751
Qwest Corp. 8.875%, 3/15/12	U.S.$	172	182,750
United States Cellular Corp. 6.70%, 12/15/33		275	272,165
Vodafone Group PLC 1.711%, 1/13/12(a)	EUR	150	221,934

			1,935,626

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.9%
American Honda Finance Corp. 5.125%, 10/03/12	EUR	150	$230,123
Daimler Finance North America LLC 6.50%, 11/15/13	U.S.$	160	179,122
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		137	148,463
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)		146	153,500
Volvo Treasury AB 5.95%, 4/01/15(b)		190	209,671

			920,879

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		165	189,634

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	140	211,578
Marriott International, Inc. Series J 5.625%, 2/15/13	U.S.$	185	198,134

			409,712

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19		85	98,623
Nordstrom, Inc. 6.25%, 1/15/18		180	206,924

			305,547

Consumer Non-Cyclical – 0.7%
Altria Group, Inc. 9.25%, 8/06/19		150	197,444
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	163,572
Fortune Brands, Inc. 3.00%, 6/01/12		90	91,542
Newell Rubbermaid, Inc. 5.50%, 4/15/13		32	34,392
Reynolds American, Inc. 7.625%, 6/01/16		173	207,112
Whirlpool Corp. 8.60%, 5/01/14		20	23,366

			717,428

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	37,978
Hess Corp. 8.125%, 2/15/19		35	44,300

14	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 9.25%, 1/15/19	U.S.$	160	$205,599
Noble Energy, Inc. 8.25%, 3/01/19		153	195,125
Noble Holding International Ltd. 4.90%, 8/01/20		15	15,452
Valero Energy Corp. 6.875%, 4/15/12		215	226,375
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		225	239,172
Williams Cos., Inc. (The) 7.875%, 9/01/21		72	91,222

			1,055,223

Technology – 0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	29,172
Motorola Solutions, Inc. 7.50%, 5/15/25		181	210,318
Xerox Corp. 8.25%, 5/15/14		165	193,552

			433,042

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		90	96,914
5.75%, 12/15/16		70	76,730

			173,644

Transportation - Railroads – 0.2%
CSX Corp. 7.375%, 2/01/19		149	181,772

Transportation - Services – 0.1%
Ryder System, Inc. 7.20%, 9/01/15		71	82,913

			9,994,152

Utility – 2.2%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(b)		175	185,067
Ameren Corp. 8.875%, 5/15/14		113	131,007
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	185,243
FirstEnergy Corp. Series B 6.45%, 11/15/11		10	10,270
Nisource Finance Corp. 6.15%, 3/01/13		175	189,619

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ohio Power Co. Series F 5.50%, 2/15/13	U.S.$	118	$126,210
PPL Energy Supply LLC 6.50%, 5/01/18		180	201,997
Teco Finance, Inc. 4.00%, 3/15/16		45	46,271
5.15%, 3/15/20		55	58,010
Union Electric Co. 6.70%, 2/01/19		25	29,098

			1,162,792

Natural Gas – 1.0%
DCP Midstream LLC 9.75%, 3/15/19(b)		155	201,231
Energy Transfer Partners LP 6.125%, 2/15/17		225	253,214
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		225	250,813
EQT Corp. 8.125%, 6/01/19		35	42,329
Spectra Energy Capital LLC 8.00%, 10/01/19		170	209,768
Williams Partners LP 3.80%, 2/15/15		48	50,263

			1,007,618

			2,170,410

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
Ecopetrol SA 7.625%, 7/23/19		58	68,150
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		416	450,944
MDC-GMTN BV 5.50%, 4/20/21(b)		655	657,723
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		290	301,301

			1,478,118

Total Corporates - Investment Grades (cost $23,346,380)			25,098,985

GOVERNMENTS - TREASURIES – 13.6%
New Zealand – 3.2%
New Zealand Government Bond Series 1111 6.00%, 11/15/11	NZD	3,015	2,484,392

16	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 521 6.00%, 5/15/21	NZD	850	$714,923

			3,199,315

Poland – 0.8%
Poland Government Bond Series 0412 4.75%, 4/25/12	PLN	2,000	753,479

South Africa – 2.1%
South Africa Government Bond Series R206 7.50%, 1/15/14	ZAR	13,850	2,138,604

United States – 7.5%
U.S. Treasury Bonds 3.875%, 8/15/40	U.S.$	3,225	2,935,756
4.25%, 11/15/40		1,080	1,049,963
U.S. Treasury Notes 1.375%, 9/15/12		3,500	3,548,808

			7,534,527

Total Governments - Treasuries (cost $12,683,132)			13,625,925

GOVERNMENTS - SOVEREIGN AGENCIES – 10.8%
Australia – 1.0%
Macquarie Bank Ltd. 2.60%, 1/20/12(b)		265	269,171
Suncorp-Metway Ltd. 1.778%, 7/16/12(a)(b)		750	763,556

			1,032,727

Denmark – 0.7%
Finance For Danish Industry 2.125%, 3/21/13	EUR	500	739,546

Netherlands – 1.9%
ING Bank NV 2.625%, 2/09/12(b)	U.S.$	340	345,370
NIBC Bank NV 3.125%, 2/17/12	EUR	530	792,656
SNS Bank NV 2.875%, 1/30/12		535	799,850

			1,937,876

New Zealand – 0.3%
ANZ National International Ltd./New Zealand 0.491%, 8/05/11(a)(b)	U.S.$	300	300,062

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Korea – 0.9%
Export-Import BK Korea 6.60%, 11/04/13	IDR	7,720,000	$880,168

United Kingdom – 3.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	475	804,021
Royal Bank of Scotland PLC (The) 1.012%, 5/11/12(a)(b)	U.S.$	650	653,860
Skipton Building Society 2.00%, 4/05/12	GBP	480	807,591
West Bromwich Building Society 2.00%, 4/05/12		344	580,043
Yorkshire Building Society 2.00%, 3/30/12		323	542,934

			3,388,449

United States – 2.6%
General Electric Capital Corp. 4.00%, 6/15/12	EUR	192	290,898
Goldman Sachs Group, Inc. (The) - FDIC Insured 3.50%, 12/08/11		1,535	2,296,767

			2,587,665

Total Governments - Sovereign Agencies (cost $10,206,168)			10,866,493

EMERGING MARKETS - SOVEREIGNS – 6.5%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15	U.S.$	400	381,400

Venezuela – 6.1%
Republic of Venezuela 7.65%, 4/21/25		10,000	6,125,000

Total Emerging Markets - Sovereigns (cost $6,332,701)			6,506,400

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	490	532,734
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		380	415,083

18	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 6.008%, 12/10/49	U.S.$	200	$222,414
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.018%, 6/15/38		450	498,991
Series 2006-C5, Class A3 5.311%, 12/15/39		255	272,753
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		135	146,779
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		325	358,723
Series 2007-C1, Class A4 5.716%, 2/15/51		325	354,638
Series 2007-LD11, Class A4 6.005%, 6/15/49		572	623,834
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		390	424,253
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		450	497,315
Series 2007-C31, Class A4 5.509%, 4/15/47		450	476,726
Series 2007-C32, Class A3 5.932%, 6/15/49		375	406,655

			5,230,898

Non-Agency Floating Rate CMBS – 0.3%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.689%, 10/15/21(a)(b)		190	181,046
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(b)		105	103,469

			284,515

Total Commercial Mortgage-Backed Securities (cost $5,080,115)			5,515,413

CORPORATES - NON-INVESTMENT GRADES – 4.6%
Industrial – 2.7%
Basic – 0.6%
Georgia-Pacific LLC 5.40%, 11/01/20(b)		57	57,505

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)	U.S.$	100	$112,700
United States Steel Corp. 6.65%, 6/01/37		238	213,605
Weyerhaeuser Co. 7.375%, 3/15/32		204	220,082

			603,892

Capital Goods – 0.3%
Ardagh Glass Finance PLC 7.125%, 6/15/17(b)	EUR	112	160,912
Case New Holland, Inc. 7.875%, 12/01/17(b)	U.S.$	128	143,040

			303,952

Communications - Media – 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		24	26,010
8.125%, 4/30/20		8	8,900
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	50	81,463
Cumulus Media 7.75%, 5/01/19	U.S.$	149	149,000
Intelsat Jackson Holdings SA 7.25%, 4/01/19(b)		247	251,168
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	85	132,350

			648,891

Communications - Telecommunications – 0.5%
Cricket Communications, Inc. 7.75%, 5/15/16	U.S.$	35	37,363
Sunrise Communications International SA 7.00%, 12/31/17(b)	EUR	100	153,669
Wind Acquisition Finance SA 7.25%, 2/15/18(b)	U.S.$	200	212,000
Windstream Corp. 7.875%, 11/01/17		55	59,400

			462,432

Consumer Cyclical - Other – 0.0%
Standard Pacific Corp. 10.75%, 9/15/16		35	41,038

Consumer Non-Cyclical – 0.6%
ARAMARK Corp. 3.773%, 2/01/15(a)		200	199,500
Boparan Holdings Ltd. 9.875%, 4/30/18(b)	GBP	100	168,721

20	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA Inc. 7.58%, 9/15/25	U.S.$	65	$60,856
Universal Health Services, Inc. 7.125%, 6/30/16		135	148,429

			577,506

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		85	87,762

			2,725,473

Financial Institutions – 1.9%
Banking – 0.3%
National Westminster Bank PLC 3.399%, 12/31/49(a)	EUR	200	234,022

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 2.951%, 5/25/10(a)(c)	U.S.$	435	110,925
3.018%, 1/12/12(a)(c)		440	112,200

			223,125

Finance – 0.6%
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		475	408,500
International Lease Finance Corp. 0.633%, 7/13/12(a)		230	225,654

			634,154

Insurance – 0.8%
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(a)		130	125,452
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		105	106,575
Stoneheath RE 6.868%, 10/15/11		600	556,500

			788,527

			1,879,828

Total Corporates - Non-Investment Grades (cost $5,130,491)			4,605,301

MORTGAGE PASS-THRU’S – 3.3%
Agency Fixed Rate 30-Year – 2.6%
Federal National Mortgage Association 6.00%, 2/01/40		911	995,255
Series 2008 6.00%, 5/01/38		1,494	1,633,381

			2,628,636

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency ARMs – 0.7%
Federal Home Loan Mortgage Corp. Series 2006 6.022%, 12/01/36(a)	U.S.$	82	$87,025
Series 2007 5.773%, 4/01/37(a)		343	365,565
Federal National Mortgage Association Series 2006 5.718%, 11/01/36(a)		196	208,561

			661,151

Total Mortgage Pass-Thru’s (cost $3,239,988)			3,289,787

INFLATION-LINKED SECURITIES – 2.6%
United Kingdom – 2.0%
United Kingdom Gilt Inflation Linked Series 8MO 2.50%, 8/16/13	GBP	430	2,039,113

United States – 0.6%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS)	U.S.$	591	632,001

Total Inflation-Linked Securities (cost $2,530,166)			2,671,114

ASSET-BACKED SECURITIES – 2.5%
Home Equity Loans - Floating Rate – 1.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.663%, 4/25/37(a)(d)		175	3,889
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.493%, 1/20/36(a)		154	136,055
Series 2007-2, Class M1 0.523%, 7/20/36(a)		415	241,466
Master Asset Backed Securities Trust Series 2006-NC3, Class M1 0.443%, 10/25/36(a)(d)		65	52
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.403%, 6/25/37(a)		430	260,254
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.343%, 4/25/37(a)		182	161,274
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.573%, 3/25/37(a)(d)		135	1,509

22	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.513%, 4/25/34(a)	U.S.$	362	$308,077

			1,112,576

Credit Cards - Floating Rate – 0.7%
BA Credit Card Trust Series 2007-A9, Class A9 0.259%, 11/17/14(a)		200	199,674
Discover Card Master Trust Series 2009-A1, Class A1 1.519%, 12/15/14(a)		185	187,332
Series 2009-A2, Class A 1.519%, 2/17/15(a)		105	106,226
Series 2010-A1, Class A1 0.869%, 9/15/15(a)		195	196,561

			689,793

Other ABS - Fixed Rate – 0.5%
CW Capital Cobalt Ltd. Series 2006-C1, Class AMP1 5.501%, 8/15/48(b)		576	537,646

Autos - Floating Rate – 0.2%
Wheels SPV LLC Series 2009-1, Class A 1.769%, 3/15/18(a)(b)		155	155,432

Home Equity Loans - Fixed Rate – 0.0%
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		196	33,662
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		3	0

			33,662

Other ABS - Floating Rate – 0.0%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.711%, 12/10/46(a)(c)(e)(f)		350	0

Total Asset-Backed Securities (cost $3,857,908)			2,529,109

BANK LOANS – 2.3%
Utility – 1.4%
Electric – 1.4%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.81%, 5/01/14(a)		1,000	952,500

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(a)	U.S.$	491	$423,009

			1,375,509

Industrial – 0.8%
Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.53%, 3/13/14(a)		82	80,733

Consumer Cyclical - Other – 0.3%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.24%-3.31%, 1/28/15(a)		316	295,370
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(a)(c)		519	1,323
7.75%, 3/31/11(a)(c)		61	11,888

			308,581

Technology – 0.4%
First Data Corporation 2.96%, 9/24/14(a)		437	414,829

			804,143

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 6.25%, 8/11/15(a)		124	126,229

Total Bank Loans (cost $2,902,311)			2,305,881

CMOs – 1.9%
Agency Floating Rate – 0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.619%, 7/15/23(a)		286	285,637
Freddie Mac REMICs Series 3067, Class FA 0.569%, 11/15/35(a)		497	495,307

			780,944

Non-Agency Floating Rate – 0.6%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.306%, 12/25/35(a)		112	74,535
Series 2007-OA3, Class M1 0.523%, 4/25/47(a)(d)		120	737
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.306%, 3/25/36(a)		386	278,143

24	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WaMu Mortgage Pass Through Certificates Series 2006-AR17, Class B1 0.603%, 12/25/46(a)(d)	U.S.$	69	$66
Series 2007-OA5, Class 1A 1.056%, 6/25/47(a)		482	315,601

			669,082

Non-Agency Fixed Rate – 0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 2.955%, 5/25/36		235	112,238
Series 2007-1, Class 21A1 5.18%, 1/25/47		370	221,294
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.279%, 6/25/46		343	139,018
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.665%, 12/25/35		35	34,987

			507,537

Total CMOs (cost $2,944,814)			1,957,563

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.4%
United States – 1.4%
Alameda Corridor Trnsp Auth CA NPFGC 6.60%, 10/01/29		100	93,228
California GO 7.55%, 4/01/39		240	272,004
Los Angeles Unified School District 6.758%, 7/01/34		240	264,483
New Jersey State Turnpike Authority 7.102%, 1/01/41		240	270,449
New York City Transitional Finance Authority 5.767%, 8/01/36		250	256,090
University of California 5.77%, 5/15/43		240	237,842

Total Local Governments - Municipal Bonds (cost $1,369,515)			1,394,096

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.2%
KazMunayGas National Co. 9.125%, 7/02/18(b)		200	242,500

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	U.S.$	190	$202,481

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(b)		410	459,200

Total Quasi-Sovereigns (cost $801,691)			904,181

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Hungary – 0.5%
Hungary Government International Bond 6.375%, 3/29/21		510	529,125

Poland – 0.2%
Poland Government International Bond 3.875%, 7/16/15		82	83,537
6.375%, 7/15/19		50	55,625

			139,162

Total Governments - Sovereign Bonds (cost $637,915)			668,287

		Notional Amount
OPTION PURCHASED - CALL – 0.4%
Swaptions – 0.4%
1 Year Interest Rate Swap (OTC) Pay 3 Month USD-LIBOR Strike Rate: 3.17%(g) Expiration: July 2011 (cost $269,127)		100,000,000	439,102

		Principal Amount (000)
SUPRANATIONALS – 0.4%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12 (cost $340,025)	BRL	595	387,442

		Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Forward Contracts – 0.2%
TWD/USD Expiration: June 2011, Exercise Price: TWD 29.1(g)(h)		740,000	5,359

26	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Contracts	U.S. $ Value

P/O AUD/USD Expiration: July 2011, Exercise Price: AUD 0.94(g)(h)		490,000	$36,146
P/O AUD/USD Expiration: July 2011, Exercise Price: AUD 0.94(g)(h)		490,000	36,146
P/O AUD/JPY Expiration: July 2011, Exercise Price: JPY 77.5(g)(h)		490,000	122,994

Total Options Purchased - Puts (cost $871,890)			200,645

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Zions Bancorporation. 9.50% (cost $108,204)		6,200	166,718

COMMON STOCKS – 0.0%
Abitibibowater, Inc.(g) (cost $0)		275,000	0

SHORT-TERM INVESTMENTS – 22.8%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(i)		714,927	714,927

		Principal Amount (000)
U.S. Treasury Bill – 22.1%
U.S. Treasury Bill Zero Coupon, 5/12/11-8/25/11	U.S.$	22,250	22,245,976

Total Short-Term Investments (cost $22,960,903)			22,960,903

Total Investments – 105.6% (cost $105,613,444)			106,093,345
Other assets less liabilities – (5.6)%			(5,610,847)

Net Assets – 100.0%			$100,482,498

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
CBOE VIX Futures	44	August 2011	$1,003,200	$897,600	$(105,600)
Euro-Schatz Futures	9	June 2011	1,427,680	1,430,413	2,733

Sold Contracts
Australian 10 Yr Treasury Bond Futures	7	June 2011	796,777	800,075	(3,298)
US 5 Yr Treasury Note Futures	39	June 2011	4,551,120	4,620,281	(69,161)
US Long Bond Futures	10	June 2011	1,192,734	1,223,750	(31,016)

					$(206,342)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Australian Dollar settling 6/21/11	778	$813,605	$846,931	$33,326
Swedish Krona settling 6/15/11	7,595	1,210,997	1,253,947	42,950
Brown Brothers Harriman & Co.:
Euro settling 5/27/11	650	941,070	962,095	21,025
Great British Pound settling 5/27/11	640	1,040,320	1,068,670	28,350
Japanese Yen settling 6/23/11	131,890	1,579,332	1,626,358	47,026
New Zealand Dollar settling 6/23/11	80	62,509	64,508	1,999
Swedish Krona settling 6/23/11	6,670	1,057,203	1,100,742	43,539
Swedish Krona settling 6/30/11	1,010	159,679	166,613	6,934
Swiss Franc settling 6/23/11	110	122,672	127,209	4,537
Citibank:
Australian Dollar settling 6/23/11	230	229,560	250,049	20,489
Canadian Dollar settling 6/23/11	1,685	1,717,224	1,778,748	61,524
Great British Pound settling 6/23/11	27	43,461	44,344	883
New Zealand Dollar settling 6/23/11	1,217	896,356	981,215	84,859
Norwegian Krone settling 6/23/11	5,858	1,046,066	1,113,095	67,029
Credit Suisse First Boston:
Chinese Yuan Renminbi settling 1/13/12	6,430	991,943	1,013,477	21,534
Indian Rupee settling 5/18/11	113,640	2,497,034	2,562,094	65,060
New Zealand Dollar settling 6/30/11	680	510,639	548,046	37,407
Norwegian Krone settling 6/30/11	8,955	1,594,761	1,700,678	105,917
Deutsche Bank:
Japanese Yen settling 6/06/11	410,000	4,979,656	5,055,321	75,665

28	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Goldman Sachs:
Brazilian Real settling 5/03/11	593	$379,369	$377,150	$(2,219)
Morgan Stanley & Co., Inc.:
Australian Dollar settling 6/30/11	500	523,647	543,842	20,195
South Korean Won settling 7/01/11	1,662,831	1,529,532	1,545,276	15,744
Swedish Krona settling 6/30/11	9,448	1,563,924	1,558,515	(5,409)
Standard Chartered Bank:
Brazilian Real settling 5/03/11	593	377,126	377,150	24
Indonesian Rupiah settling 6/17/11	1,451,930	167,042	169,267	2,225

Sale Contracts
Barclays Capital Inc.:
Euro settling 6/08/11	177	255,761	261,428	(5,667)
Japanese Yen settling 6/08/11	20,570	246,817	253,632	(6,815)
New Zealand Dollar settling 6/10/11	3,883	3,008,201	3,133,660	(125,459)
Swiss Franc settling 6/08/11	230	258,137	265,956	(7,819)
Brown Brothers Harriman & Co.:
Euro settling 6/08/11	68	97,982	100,585	(2,603)
Euro settling 6/23/11	520	752,367	769,078	(16,711)
Great British Pound settling 5/27/11	99	161,306	165,945	(4,639)
Great British Pound settling 6/23/11	580	942,442	968,138	(25,696)
Indonesian Rupiah settling 5/20/11	522,480	60,090	61,003	(913)
Japanese Yen settling 6/08/11	129,340	1,548,611	1,594,786	(46,175)
New Zealand Dollar settling 5/27/11	210	164,367	169,660	(5,293)
Norwegian Krone settling 6/23/11	380	69,199	72,199	(3,000)
Norwegian Krone settling 6/30/11	710	129,244	134,837	(5,593)
South African Rand settling 6/08/11	340	50,015	51,512	(1,497)
Swedish Krona settling 5/27/11	7,300	1,158,730	1,206,550	(47,820)
Citibank:
Euro settling 5/18/11	450	634,388	666,238	(31,850)
Euro settling 6/08/11	180	253,629	266,334	(12,705)
Euro settling 6/23/11	240	338,076	354,959	(16,883)
Great British Pound settling 5/18/11	390	623,977	651,305	(27,328)
Japanese Yen settling 5/18/11	51,420	629,557	633,955	(4,398)
Japanese Yen settling 6/23/11	210,592	2,603,442	2,596,851	6,591
Polish Zloty settling 5/18/11	2,056	704,541	773,310	(68,769)
Swedish Krona settling 6/23/11	380	59,914	62,694	(2,780)
Swiss Franc settling 5/18/11	580	633,797	670,581	(36,784)
Swiss Franc settling 6/08/11	230	251,234	265,955	(14,721)
Swiss Franc settling 6/23/11	310	338,661	358,497	(19,836)
Swiss Franc settling 6/23/11	937	1,039,031	1,083,923	(44,892)
Credit Suisse First Boston:
Australian Dollar settling 6/30/11	500	508,170	543,842	(35,672)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Canadian Dollar settling 6/23/11	$906	$919,400	$956,683	$(37,283)
Japanese Yen settling 6/06/11	410,000	5,055,786	5,055,320	466
Swedish Krona settling 6/30/11	10,458	1,635,390	1,725,128	(89,738)
Deutsche Bank:
Great British Pound settling 6/08/11	160	261,594	267,125	(5,531)
Great British Pound settling 6/23/11	160	255,950	267,124	(11,174)
Great British Pound settling 6/23/11	210	335,859	350,533	(14,674)
Japanese Yen settling 6/08/11	20,570	251,885	253,632	(1,747)
Japanese Yen settling 6/23/11	27,980	342,663	345,026	(2,363)
Goldman Sachs:
Brazilian Real settling 5/03/11	593	377,126	377,150	(24)
Brazilian Real settling 6/02/11	593	377,630	376,552	1,078
Euro settling 5/12/11	6,881	9,580,554	10,189,274	(608,720)
HSBC Securities Inc.:
Great British Pound settling 6/09/11	219	357,996	365,316	(7,320)
Morgan Stanley & Co., Inc.:
Euro settling 6/23/11	114	162,297	169,344	(7,047)
Great British Pound settling 6/09/11	3,917	6,275,152	6,539,451	(264,299)
New Zealand Dollar settling 6/30/11	680	539,420	548,046	(8,626)
Norwegian Krone settling 6/30/11	8,245	1,569,009	1,565,842	3,167
Royal Bank of Scotland:
Euro settling 5/12/11	385	558,123	570,102	(11,979)
Standard Chartered Bank:
Brazilian Real settling 5/03/11	593	361,524	377,150	(15,626)
UBS Securities LLC:
South African Rand settling 6/17/11	6,977	1,028,232	1,055,790	(27,558)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	JPY	242,500	2/16/13	0.45%	6 Month LIBOR	$(4,078)
Citibank		22,000	4/19/13	0.89%	3 Month LIBOR	(58,352)
Citibank		44,650	3/31/13	0.98%	3 Month LIBOR	(240,505)
Citibank		2,900	2/16/13	1.05%	3 Month LIBOR	(23,465)
Citibank	NOK	17,000	2/16/13	3 Month LIBOR	3.41%	(4,141)
Citibank		10,000	3/31/21	3 Month LIBOR	3.57%	211,084
Credit Suisse First Boston	SEK	18,800	2/16/13	3 Month LIBOR	3.04%	(2,731)
Credit Suisse First Boston		22,400	3/21/13	0.80%	3 Month LIBOR	(45,463)

30	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	SEK	16,750	3/25/13	0.86%	3 Month LIBOR	$(50,019)
Credit Suisse First Boston		5,000	3/25/18	3 Month LIBOR	2.90%	57,597
Credit Suisse First Boston		5,000	3/21/21	3 Month LIBOR	3.38%	26,626
Credit Suisse First Boston		770	4/15/21	3.55%	3 Month LIBOR	(13,446)
Credit Suisse First Boston		1,250	3/11/41	4.41%	3 Month LIBOR	(59,769)
Credit Suisse First Boston	EUR	2,150	2/16/13	6 Month LIBOR	2.06%	(8,623)
Deutsche Bank		25,250	3/14/16	2.26%	3 Month LIBOR	(246,896)
Deutsche Bank		18,900	3/14/18	3 Month LIBOR	2.91%	251,624
Deutsche Bank	EUR	3,550	2/7/21	3.50%	6 Month LIBOR	1,544
Deutsche Bank		15,000	4/18/13	6 Month LIBOR	2.41%	32,168
Deutsche Bank		9,750	1/27/14	1.27%	3 Month LIBOR	(65,103)
Deutsche Bank		5,760	1/27/16	3 Month LIBOR	2.17%	62,713
JP Morgan Chase Bank, N.A.		650	4/20/20	3.74%	3 Month LIBOR	(28,399)
JP Morgan Chase Bank, N.A.		950	4/26/20	3.77%	3 Month LIBOR	(43,398)
JPMorgan Chase Bank, N.A.	GBP	1,340	11/10/12	1.41%	6 Month LIBOR	2,869
JPMorgan Chase Bank, N.A.		2,280	11/10/15	2.26%	6 Month LIBOR	40,587
JPMorgan Chase Bank, N.A.		1,560	11/12/20	3 Month LIBOR	2.83%	(42,365)
JPMorgan Chase Bank, N.A.	GBP	940	11/10/20	6 Month LIBOR	3.28%	(21,331)
Morgan Stanley	CAD	2,900	2/14/13	2.02%	6 Month LIBOR	(9,970)
Morgan Stanley		4,900	2/7/21	3 Month LIBOR	3.63%	159,211
Morgan Stanley		3,660	11/12/15	1.55%	3 Month LIBOR	43,832
Morgan Stanley		2,100	11/12/12	3 Month LIBOR	0.66%	8,268

CREDIT DEFAULT SWAP CONTRACTS ON INDICES, CORPORATE AND SOVEREIGN ISSUES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank:
CDX NAIG-15 5 Year Index, 12/20/15*	(1.00)%	0.75%	$20,000	$(242,694)	$181,985	$(60,709)
Venezuela Government International Bond, 9.25% 09/15/27, 3/20/16*	(5.00)	9.99	6,550	1,193,192	(1,406,285)	(213,093)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Credit Suisse
First Boston: Baker Hughes Inc., 6.875% 1/15/29, 6/20/16*	(1.00)%	0.45%	$510	$(14,473)	$13,895	$(578)
Black & Decker Corp., 5.75% 11/15/16, 6/20/16*	(1.00)	0.38	500	(15,860)	15,277	(583)
Canadian National Railway Co., 6.375% 10/15/11, 6/20/16*	(1.00)	0.31	510	(17,959)	17,040	(919)
CDX NAHY-15 5 Year Index, 12/20/15*	(5.00)	3.84	4,500	(231,540)	168,750	(62,790)
Energy Future Holdings Corp., 10.875% 11/01/17, 3/20/12, 6/20/16*	(5.00)	6.70	270	2,324	(42,525)	(40,201)
Hershey Co., 6.95% 8/15/12, 6/20/16*	(1.00)	0.49	500	(13,342)	12,759	(583)
Johnson & Johnson, 3.8% 05/15/13, 6/20/16*	(1.00)	0.40	510	(15,823)	15,970	147
Kimberly-Clark Corp., 6.875% 2/15/14, 6/20/16*	(1.00)	0.54	510	(12,064)	11,833	(231)
Schlumberger Ltd., 2.125% 6/01/23, 6/20/16*	(1.00)	0.39	510	(15,880)	14,412	(1,468)
Spain Government Bond, 5.5% 7/30/17, 6/20/16*	(1.00)	2.34	2,500	149,306	(145,570)	3,736
Deutsche Bank:
Covidien International, 6% 10/15/17, 6/20/16*	(1.00)	1.11	500	(12,717)	12,134	(583)
Freeport-Mcmoran Corp., 8.75% 6/01/11, 6/20/16*	(1.00)	0.27	500	(19,676)	19,093	(583)
HSBC Bank
USA: France Government Bond 4.25% 4/25/19, 12/20/15*	(0.25)	0.67	750	13,692	(30,884)	(17,192)
Republic of Italy 6.875% 9/27/23, 12/20/15*	(1.00)	1.39	750	11,843	(59,666)	(47,823)

32	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Spain Government Bond 5.5% 7/30/17, 12/20/15*	(1.00)%	2.29%	$750	$39,626	$(90,588)	$(50,962)
JPMorgan
Chase Bank, NA: CDX NAHY-15 5 Year Index, 12/20/15*	(5.00)	3.84	2,400	(123,488)	96,000	(27,488)
Morgan Stanley:
CDX NAIG-15 5 Year Index, 12/20/15*	(1.00)	0.75	20,000	(242,694)	101,448	(141,246)
Coca-Cola Co., 5.75% 3/15/11, 6/20/16*	(1.00)	1.12	500	(15,657)	15,074	(583)
Pepsico Inc., 4.65% 2/15/13, 6/20/16*	(1.00)	0.40	510	(15,824)	14,153	(1,671)
Procter & Gamble Co., 4.95% 8/15/14, 6/20/16*	(1.00)	0.41	510	(15,437)	14,153	(1,284)
Target Corp., 5.375% 5/01/17, 6/20/16*	(1.00)	0.51	500	(12,390)	11,807	(583)
United Technologies Corp., 6.35% 3/01/11, 6/20/16*	(1.00)	0.43	510	(14,858)	13,895	(963)

Sale Contracts
Citibank:
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	6.55	1,000	(51,041)	114,000	62,959
CDX NAIG-15 5 Year Index, 12/20/15*	5.00	12.15	5,000	(1,257,167)	1,437,500	180,333
CDX NAIG-15 5 Year Index, 12/20/15*	5.00	12.15	5,000	(1,257,167)	1,393,750	136,583
Kinder Morgan Energy Partners, 5% 12/15/13, 6/20/16*	1.00	1.11	510	(2,075)	3,679	1,604
Credit Suisse
First Boston: Aegon NV, 4.125% 12/8/14, 6/20/16*	1.00	1.55	510	(12,618)	16,541	3,923
Arrow Electronics Inc., 6.875% 6/01/18, 6/20/16*	1.00	1.21	500	(3,706)	4,289	583

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
CDX NAHY-15 5 Year Index, 12/20/15*	5.00%	17.00%	$2,500	$(127,604)	$175,000	$47,396
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	6.55	2,500	(979,167)	1,031,250	52,083
Reliance Industries Ltd., 10.375% 6/24/16, 6/20/16*	1.00	1.52	510	(11,856)	11,609	(247)
Shaw Communications Inc., 8.25% 4/11/10, 6/20/16*	1.00	1.11	510	(2,079)	493	(1,586)
Deutsche Bank:
Alcoa Inc., 5.72% 2/23/19, 6/20/16*	1.00	1.55	500	(12,321)	12,904	583
JC Penney Corp. Inc., 6.375% 10/15/36, 6/20/16*	1.00	1.73	500	(15,739)	16,322	583
Masco Corp., 6.125% 10/03/16, 6/20/16	1.00	2.40	500	(31,132)	31,715	583
Safeway Inc., 7.25% 2/01/31, 6/20/16*	1.00	1.11	500	(1,808)	2,391	583
Unum Group, 7.375% 6/15/32, 6/20/16*	1.00	1.45	500	(9,556)	10,139	583
JPMorgan
Chase Bank, NA: CDX NAHY-15 5 Year Index, 12/20/15*	5.00	17.00	4,800	(1,880,000)	1,740,556	(139,444)
Morgan Stanley:
CDX NAHY-15 5 Year Index 12/20/2015*	5.00	3.84	3,600	185,232	(45,000)	140,232
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	3.84	2,500	128,634	(45,313)	83,321
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	3.84	5,000	257,267	(125,000)	132,267
Daiwa Securities Group Inc., 2.08% 2/17/16, 6/20/16*	1.00	1.61	510	(13,939)	15,706	1,767
El Paso Corp., 6.875% 6/15/14, 6/20/16*	1.00	1.73	510	(16,752)	16,774	22
Teck Resources Ltd., 7% 9/15/12, 6/20/16*	1.00	1.09	510	(1,589)	3,191	1,602
Telecom Italia SpA, 5.375% 1/29/19, 6/20/16*	1.00	1.78	510	(17,841)	19,781	1,940

*	Termination date

34	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Notional Amount	Premiums	Market Value
Call – AUD vs. JPY	JPY	85.75	1/10/12	$950	$22,220	$(54,627)
Call – CAD vs. CHF	CAD	1.055	1/09/12	950	17,838	(4,639)
Call – NOK vs. GBP	NOK	8.6705	1/09/12	5,700	17,090	(27,975)
Call – SEK vs. USD	SEK	6.34	1/09/12	6,500	20,532	(69,299)
Call – ZAR vs. USD	ZAR	6.75	2/28/12	7,000	19,819	(47,104)
Put – AUD vs. USD	AUD	0.98	7/05/11	24,500	260,680	(55,213)
Put – AUD vs. USD	AUD	0.98	7/05/11	24,500	268,520	(55,347)
Put – AUD vs. JPY	JPY	81.50	7/05/11	24,500	307,870	(158,603)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Exercise Rate	Expiration Date	Notional Amount	Premiums	Market Value
1 Year Interest Rate Swap (OTC)	3 -Month USD-LIBOR	Credit Suisse International	4.00%	3/05/12	$625	$16,250	$(17,881)
1 Year Interest Rate Swap (OTC)	3 -Month USD-LIBOR	Citibank, N.A.	4.04	3/08/12	1,750	45,500	(54,393)
1 Year Interest Rate Swap (OTC)	3 -Month USD-LIBOR	Deutsche Bank AG	3.97	3/14/12	1,900	51,490	(51,115)
1 Year Interest Rate Swap (OTC)	3 -Month USD-LIBOR	Deutsche Bank AG	3.39	7/12/11	50,000	304,230	(550,833)

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2011.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $11,488,502 or 11.4% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Fair valued.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of April 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$3,301	$0	0.00%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.711%, 12/10/46	11/27/06	350,000	0	0.00%

(g)	Non-income producing security.

(h)	One contract relates to 100 shares.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

TWD – New Taiwan Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

GO – General Obligation

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

36	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $104,898,517)	$105,378,418
Affiliated issuers (cost $714,927)	714,927
Cash	217,620 (a)
Foreign currencies, at value (cost $1,048,273)	1,067,885
Upfront premiums paid on credit default swap contracts	1,990,831
Interest receivable	928,652
Unrealized appreciation of interest rate swap contracts	898,123
Unrealized appreciation of credit default swap contracts	853,413
Unrealized appreciation of forward currency exchange contracts	819,543
Receivable for investment securities sold	180,794
Receivable for capital stock sold	170,250

Total assets	113,220,456

Liabilities
Upfront premiums received on credit default swap contracts	6,807,268
Unrealized depreciation of forward currency exchange contracts	1,743,655
Outstanding options written, at value (premiums received $1,352,039)	1,147,029
Unrealized depreciation of interest rate swap contracts	968,054
Unrealized depreciation of credit default swap contracts	813,393
Payable for investment securities purchased	686,910
Payable for capital stock redeemed	307,799
Administrative fee payable	27,249
Distribution fee payable	23,874
Payable for variation margin on futures contracts	18,636
Transfer Agent fee payable	8,618
Advisory fee payable	5,578
Accrued expenses and other liabilities	179,895

Total liabilities	12,737,958

Net Assets	$100,482,498

Composition of Net Assets
Capital stock, at par	$11,744
Additional paid-in capital	106,643,323
Distributions in excess of net investment income	(176,246)
Accumulated net realized loss on investment and foreign currency transactions	(5,561,853)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(434,470)

$100,482,498

(a)	An amount of $213,375 has been segregated to collateralize margin requirements for the open futures contracts outstanding at April 30, 2011.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$42,669,928	4,985,858	$8.56	*

B	$2,868,014	334,813	$8.57

C	$11,926,384	1,393,125	$8.56

Advisor	$42,316,154	4,947,502	$8.55

R	$572,014	67,044	$8.53

K	$120,352	14,052	$8.56

I	$9,652	1,130	$8.54

*	The maximum offering price per share for Class A shares was $8.94 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest	$1,596,679
Dividends
Unaffiliated issuers	6,210
Affiliated issuers	8,747	$1,611,636

Expenses
Advisory fee (see Note B)	223,331
Distribution fee—Class A	64,238
Distribution fee—Class B	16,974
Distribution fee—Class C	61,742
Distribution fee—Class R	1,351
Distribution fee—Class K	181
Transfer agency—Class A	20,504
Transfer agency—Class B	2,740
Transfer agency—Class C	6,677
Transfer agency—Advisor Class	13,395
Transfer agency—Class R	703
Transfer agency—Class K	144
Transfer agency—Class I	7
Administrative	42,042
Custodian	36,218
Registration fees	34,944
Audit	28,392
Directors’ fees	27,664
Legal	24,388
Printing	17,290
Miscellaneous	12,369

Total expenses before interest expense	635,294
Interest expense	86

Total expenses	635,380
Less: expenses waived and reimbursed by the Adviser (see Note B)	(222,636)

Net expenses		412,744

Net investment income		1,198,892

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain(loss) on:
Investment transactions		(909,894)
Swap contracts		(62,479)
Futures contracts		216,734
Options written		527,805
Foreign currency transactions		(130,933)
Net change in unrealized appreciation/depreciation of:
Investments		1,796,834
Swap contracts		115,164
Futures contracts		(205,694)
Options written		211,536
Foreign currency denominated assets and liabilities		(722,082)

Net gain on investment and foreign currency transactions		836,991

Net Increase in Net Assets from Operations		$2,035,883

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,198,892	$2,024,559
Net realized loss on investment and foreign currency transactions	(358,767)	(471,605)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,195,758	4,085,099

Net increase in net assets from operations	2,035,883	5,638,053
Dividends to Shareholders from
Net investment income
Class A	(649,570)	(1,227,277)
Class B	(38,996)	(105,965)
Class C	(143,977)	(288,995)
Advisor Class	(519,302)	(355,689)
Class R	(7,762)	(11,299)
Class K	(2,202)	(1,066)
Class I	(161)	(289)
Capital Stock Transactions
Net increase (decrease)	26,593,687	(9,838,505)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	13,103

Total increase (decrease)	27,267,600	(6,177,929)
Net Assets
Beginning of period	73,214,898	79,392,827

End of period (including distributions in excess of net investment income of $(176,246) and $(13,168), respectively)	$100,482,498	$73,214,898

See notes to financial statements.

40	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”), formerly AllianceBernstein Diversified Yield Fund, Inc., was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	41

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

42	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1			Level 2		Level 3			Total
Corporates – Investment Grades	$	– 0	–	$25,098,985		$	– 0	–	$25,098,985
Governments – Treasuries		– 0	–	13,625,925			– 0	–	13,625,925
Governments – Sovereign Agencies		– 0	–	10,866,493			– 0	–	10,866,493
Emerging Markets – Sovereigns		– 0	–	6,506,400			– 0	–	6,506,400
Commercial Mortgage-Backed Securities		– 0	–	782,976			4,732,437		5,515,413
Corporates – Non-Investment Grades		– 0	–	4,605,301			– 0	–	4,605,301
Mortgage Pass-Thru’s		– 0	–	3,289,787			– 0	–	3,289,787
Inflation-Linked Securities		– 0	–	2,671,114			– 0	–	2,671,114
Asset-Backed Securities		– 0	–	845,226			1,683,883		2,529,109
Bank Loans		– 0	–	– 0	–		2,305,881		2,305,881
CMOs		– 0	–	780,944			1,176,619		1,957,563
Local Governments – Municipal Bonds		– 0	–	1,394,096			– 0	–	1,394,096
Quasi-Sovereigns		– 0	–	904,181			– 0	–	904,181
Governments – Sovereign Bonds		– 0	–	668,287			– 0	–	668,287
Supranationals		– 0	–	387,442			– 0	–	387,442
Preferred Stocks		166,718		– 0	–		– 0	–	166,718
Common Stocks		– 0	–	– 0	–		– 0	–	– 0	–
Options Purchased-Calls		– 0	–	– 0	–		439,102		439,102
Options Purchased-Puts		– 0	–	– 0	–		200,645		200,645
Short-Term Investments		22,960,903		– 0	–		– 0	–	22,960,903

Total Investments in Securities		23,127,621		72,427,157			10,538,567		106,093,345

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$853,413		$	– 0	–	$853,413
Interest Rate Swaps		– 0	–	898,123			– 0	–	898,123
Futures Contracts		2,733		– 0	–		– 0	–	2,733 †
Forward Currency Exchange Contracts		– 0	–	819,543			– 0	–	819,543
Liabilities
Credit Default Swaps		– 0	–	(813,393)			– 0	–	(813,393)
Interest Rate Swaps		– 0	–	(968,054)			– 0	–	(968,054)
Futures Contracts		(209,075)		– 0	–		– 0	–	(209,075)†
Forward Currency Exchange Contracts		– 0	–	(1,743,655)			– 0	–	(1,743,655)
Options Written		– 0	–	– 0	–		(1,147,029)		(1,147,029)

Total		$22,921,279		$71,473,134			$9,391,538		$103,785,951

*	Other financial instruments are derivative instruments, such as futures, forwards, swaps and written option contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Commercial Mortgage - Backed Securities		Corporates - Non-Investment Grades			Asset-Backed Securities		Bank Loans
Balance as of 10/31/10	$2,209,971			$143,703		$1,214,000		$2,215,140
Accrued discounts/ (premiums)	445			(373)		(309)		13,115
Realized gain (loss)	75,407			– 0	–	(142,149)		6,472
Change in unrealized appreciation/ depreciation	4,868			10,339		376,218		108,941
Purchases	610,787			– 0	–	537,646		414,573
Sales	(638,657)			– 0	–	(301,523)		(452,360)
Transfers into Level 3	2,469,616			– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(153,669)		– 0	–	– 0	–

Balance as of 4/30/11	$4,732,437		$	– 0	–	$1,683,883		$2,305,881

Net change in unrealized appreciation/depreciation from investments held as of 4/30/11	$129,091			– 0	–	$92,926		$82,575

44	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	CMOs		Options Purchased - Calls			Options Purchased - Puts			Options Written
Balance as of 10/31/10	$1,224,207		$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	(288)			– 0	–		– 0	–		– 0	–
Realized gain (loss)	(146,169)			– 0	–		– 0	–		(9,834)
Change in unrealized appreciation/depreciation	464,811			169,975			(671,245)			205,010
Purchases	– 0	–		269,127			871,890			(1,342,205)
Sales	(365,942)			– 0	–		– 0	–		– 0	–
Transfers into Level 3	– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–		– 0	–

Balance as of 4/30/11	$1,176,619			$439,102			$200,645			$(1,147,029)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/11	$43,416			$169,975			$(671,245)			$205,010

	Total
Balance as of 10/31/10	$7,007,021
Accrued discounts/(premiums)	12,590
Realized gain (loss)	(216,273)
Change in unrealized appreciation/depreciation	668,917
Purchases	1,361,818
Sales	(1,758,482)
Transfers into Level 3	2,469,616
Transfers out of Level 3	(153,669)

Balance as of 4/30/11	$9,391,538

Net change in unrealized appreciation/depreciation from investments held as of 4/30/11	$51,748	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

46	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2011 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2011, such reimbursement amounted to $222,636.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2011, such fee amounted to $42,042.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $18,185 for the six months ended April 30, 2011.

For the six months ended April 30, 2011, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,587 from the sale of Class A shares and received $580, $1,629 and $340 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2011.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$8,949	$51,351	$59,585	$715	$9

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,378,090, $1,971,158, $25,322 and $12,962 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

48	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$24,787,478	$8,244,481
U.S. government securities	34,450,813	12,670,390

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Gross unrealized appreciation	$4,946,111
Gross unrealized depreciation	(4,466,210)

Net unrealized appreciation	$479,901

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

During the six months ended April 30, 2011, the fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2011, the fund held future contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of

50	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2011, the Fund held currency options for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

For the six months ended April 30, 2011, the Fund had the following transactions:

	Number of Contracts		Premium
Options written outstanding as of 10/31/10	– 0	–	$	– 0	–
Options written	556,450,000			1,504,324
Options closed	(461,850,000)			(569,755)

Options written outstanding as of 4/30/11	94,600,000			$934,569

During the six months ended April 30, 2011, the Fund held swaptions for hedging and non-hedging purposes For the six months ended April 30, 2011, the Fund had the following transactions:

	Notional Amount	Premium
Options written outstanding as of 10/31/10	3,700,000	$13,690
Options written	138,350,000	1,099,465
Options closed	(87,775,000)	(695,685)

Options written outstanding as of 4/30/11	54,275,000	$417,470

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund

52	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2011, the fund held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2011, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $38,980,000 with unrealized appreciation of $849,530 and unrealized depreciation of $141,277 and ranging from a term of 4 to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

54	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Fund had interest rate swap contracts and credit default swap contracts in liability positions with net assets contingent features. The fair value of such contracts amounted to $968,054 and $813,393, respectively, at April 30, 2011.

At April 30, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$898,123	Unrealized depreciation of interest rate swap contracts	$968,054

			Receivable/Payable for variation margin on futures contracts	206,342	*

			Outstanding call options written, at value	674,222

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	819,543	Unrealized depreciation of forward currency exchange contracts	1,743,655

			Outstanding call options written, at value	472,807

Credit contracts	Unrealized appreciation of credit default swap contracts	853,413	Unrealized depreciation of credit default swap contracts	813,393

Total		$2,571,079		$4,878,473

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$21,739	$25,949

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	42,120	6,526

Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(84,218)	89,215

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	216,734	(205,694)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	177,307	(256,752)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	14,604	(748,233)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	308,378	461,762

Total		$696,664	$(627,227)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

56	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

For the six months ended April 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $44,521,539, the average monthly notional amount of interest rate swap contracts was $220,521,429, the average monthly notional amount of credit default swap contracts was $ 58,418,046 and the average monthly notional amount of futures contracts was $8,530,809. For four months of the year, and the average monthly notional amount of currency option contracts was $51,087,500. For two months of the year, the average monthly notional amount of interest rate swaption contracts was $33,550,000. For three months of the year, the average monthly notional amount credit default swaption contracts was $3,633,333.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended April 30, 2011, the Fund had no income earned from dollar roll transactions.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

repurchase price. For the six months ended April 30, 2011, the Fund had no transactions in reverse repurchase agreements.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund will receive an additional funding fee. At April 30, 2011, the Fund had such commitments in the amount of $5,710,000 and received $0 in commitment fees for the year ended April 30, 2011.

58	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class A
Shares sold	500,102	694,647	$4,254,788	$5,749,114

Shares issued in reinvestment of dividends and distributions	40,426	82,629	343,623	685,397

Shares converted from Class B	69,674	209,151	593,034	1,736,726

Shares redeemed	(652,963)	(1,656,253)	(5,556,241)	(13,728,395)

Net decrease	(42,761)	(669,826)	$(364,796)	$(5,557,158)

Class B
Shares sold	16,082	40,021	$136,581	$333,829

Shares issued in reinvestment of dividends and distributions	3,063	6,411	26,057	53,511

Shares converted to Class A	(69,592)	(208,899)	(593,034)	(1,736,726)

Shares redeemed	(68,049)	(152,367)	(579,786)	(1,268,226)

Net decrease	(118,496)	(314,834)	$(1,010,182)	$(2,617,612)

Class C
Shares sold	115,431	256,444	$983,820	$2,130,257

Shares issued in reinvestment of dividends and distributions	13,286	21,337	112,920	176,919

Shares redeemed	(292,638)	(495,564)	(2,488,115)	(4,122,697)

Net decrease	(163,921)	(217,783)	$(1,391,375)	$(1,815,521)

Advisor Class
Shares sold	3,655,530	948,881	$31,082,756	$7,897,779

Shares issued in reinvestment of dividends and distributions	19,171	22,146	162,865	184,069

Shares redeemed	(217,946)	(994,581)	(1,852,875)	(8,238,472)

Net increase (decrease)	3,456,755	(23,554)	$29,392,746	$(156,624)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

	Shares				Amount
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31, 2010		Six Months Ended April 30, 2011 (unaudited)			Year Ended October 31, 2010

Class R
Shares sold	9,368		18,018			$79,368			$149,147

Shares issued in reinvestment of dividends and distributions	865		1,360			7,330			11,269

Shares redeemed	(4,064)		(3,539)			(34,406)			(29,392)

Net increase	6,169		15,839			$52,292			$131,024

Class K
Shares sold	123		20,865			$1,044			$176,702

Shares issued in reinvestment of dividends and distributions	240		82			2,043			684

Shares redeemed	(10,399)		– 0	–		(88,085)			– 0	–

Net increase (decrease)	(10,036)		20,947			$(84,998)			$177,386

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares issued in reinvestment of dividends and distributions	– 0	–	– 0	–		– 0	–		– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

During the year ended October 31, 2010 the Fund received $13,103 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities

60	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

(commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than is the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$1,990,580		$2,421,238

Total taxable distributions	1,990,580		2,421,238
Tax return of capital	– 0	–	316,048

Total distributions paid	$1,990,580		$2,737,286

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income
Undistributed ordinary income	$284,930
Accumulated capital and other losses	(5,574,181)	(a)
Unrealized appreciation/(depreciation)	(1,491,474)	(b)

Total accumulated earnings/(deficit)	$(6,780,725)	(c)

(a)

On October 31, 2010, the Fund had a net capital loss carryforward of $5,184,151 of which $379,558 expires in the year 2016, $3,751,542 expires in the year 2017, and $1,053,051 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund had $23,821,171 of capital loss carryforwards expire in the fiscal year. For the year ended October 31, 2010, the cumulative deferred loss on straddles was $390,030.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of interest on defaulted securities.

62	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data for A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.50		$ 8.10		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Income From Investment Operations
Net investment income(a)	.11		.24		.32		.36		.34		.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.39		.71		(1.63)		.40		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19		.63		1.03		(1.27)		.74		.48

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.23)		(.28)		(.36)		(.34)		(.34)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.13)		(.23)		(.32)		(.36)		(.34)		(.56)

Net asset value, end of period	$ 8.56		$ 8.50		$ 8.10		$ 7.39		$ 9.02		$ 8.62

Total Return
Total investment return based on net asset value(c)	2.22	%*	7.88	%*	14.45	%*	(14.57	)%*	8.60	%*	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,670		$42,733		$46,138		$39,639		$48,542		$25,348
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.90	%(d)	.90	%(e)	.90%		.90%		1.47%		1.78	%(e)
Expenses, before waivers/ reimbursements	1.41	%(d)	1.55	%(e)	1.69%		1.65%		1.47%		1.78	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.41	%(d)	1.55	%(e)	1.69%		1.65%		1.47%		1.72	%(e)
Net investment income	2.53	%(d)	2.83	%(e)	4.24%		4.13%		3.81%		3.93	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

64	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.51		$ 8.11		$ 7.40		$ 9.03		$ 8.63		$ 8.70

Income From Investment Operations
Net investment income(a)	.07		.18		.26		.30		.26		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09		.39		.72		(1.64)		.41		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.16		.57		.98		(1.34)		.67		.42

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.17)		(.23)		(.29)		(.27)		(.27)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.10)		(.17)		(.27)		(.29)		(.27)		(.49)

Net asset value, end of period	$ 8.57		$ 8.51		$ 8.11		$ 7.40		$ 9.03		$ 8.63

Total Return
Total investment return based on net asset value(c)	1.87	%*	7.13	%*	13.65	%*	(15.15	)%*	7.77	%*	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,868		$3,856		$6,226		$13,666		$27,303		$40,136
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.60	%(d)	1.60	%(e)	1.60%		1.60%		2.28%		2.50	%(e)
Expenses, before waivers/ reimbursements	2.18	%(d)	2.30	%(e)	2.49%		2.41%		2.28%		2.50	%(e)
Expenses, before waivers/reimbursements excluding interest expense	2.18	%(d)	2.30	%(e)	2.49%		2.41%		2.28%		2.45	%(e)
Net investment income	1.66	%(d)	2.15	%(e)	3.66%		3.43%		2.93%		3.24	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	65

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.50		$ 8.10		$ 7.40		$ 9.02		$ 8.63		$ 8.71

Income From Investment Operations
Net investment income(a)	.08		.18		.26		.29		.27		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.39		.71		(1.61)		.39		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.16		.57		.97		(1.32)		.66		.42

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.17)		(.23)		(.30)		(.27)		(.28)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.10)		(.17)		(.27)		(.30)		(.27)		(.50)

Net asset value, end of period	$ 8.56		$ 8.50		$ 8.10		$ 7.40		$ 9.02		$ 8.63

Total Return
Total investment return based on net asset value(c)	1.87	%*	7.13	%*	13.50	%*	(15.05	)%*	7.69	%*	4.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,926		$13,236		$14,376		$11,245		$15,208		$11,040
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.60	%(d)	1.60	%(e)	1.60%		1.60%		2.20%		2.49	%(e)
Expenses, before waivers/reimbursements	2.12	%(d)	2.26	%(e)	2.39%		2.36%		2.20%		2.49	%(e)
Expenses, before waivers/reimbursements excluding interest expense	2.12	%(d)	2.26	%(e)	2.39%		2.36%		2.20%		2.44	%(e)
Net investment income	1.78	%(d)	2.13	%(e)	3.53%		3.44%		3.03%		3.22	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

66	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.49		$ 8.09		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Income From Investment Operations
Net investment income(a)	.14		.26		.32		.38		.37		.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		.39		.72		(1.63)		.39		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20		.65		1.04		(1.25)		.76		.50

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.25)		(.30)		(.38)		(.36)		(.36)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.14)		(.25)		(.34)		(.38)		(.36)		(.58)

Net asset value, end of period	$ 8.55		$ 8.49		$ 8.09		$ 7.39		$ 9.02		$ 8.62

Total Return
Total investment return based on net asset value(c)	2.37	%*	8.21	%*	14.64	%*	(14.31	)%*	8.89	%*	5.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,316		$12,660		$12,255		$3,756		$5,529		$2,494
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.60	%(d)	.60	%(e)	.60%		.60%		1.14%		1.49	%(e)
Expenses, before waivers/ reimbursements	1.07	%(d)	1.23	%(e)	1.28%		1.33%		1.14%		1.49	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.07	%(d)	1.23	%(e)	1.28%		1.33%		1.14%		1.44	%(e)
Net investment income	3.40	%(d)	3.14	%(e)	4.39%		4.42%		4.00%		4.17	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	67

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.47		$ 8.07		$ 7.37		$ 8.99		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.10		.22		.30		.34		.35		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.39		.70		(1.62)		.34		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.18		.61		1.00		(1.28)		.69		.45

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.21)		(.26)		(.34)		(.31)		(.31)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.12)		(.21)		(.30)		(.34)		(.31)		(.53)

Net asset value, end of period	$ 8.53		$ 8.47		$ 8.07		$ 7.37		$ 8.99		$ 8.61

Total Return
Total investment return based on net asset value(c)	2.13	%*	7.68	%*	14.12	%*	(14.65	)%*	8.15	%*	5.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$572		$516		$364		$252		$187		$20
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.10	%(d)	1.10	%(e)	1.10%		1.10%		1.58%		2.03	%(e)
Expenses, before waivers/ reimbursements	1.77	%(d)	1.88	%(e)	1.96%		1.88%		1.58%		2.03	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.77	%(d)	1.88	%(e)	1.96%		1.88%		1.58%		1.98	%(e)
Net investment income	2.40	%(d)	2.61	%(e)	4.02%		3.98%		4.08%		3.64	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

68	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.50		$ 8.10		$ 7.39		$ 9.00		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.10		.23		.32		.38		.32		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09		.41		.71		(1.63)		.40		.19
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19		.64		1.03		(1.25)		.72		.48

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.24)		(.28)		(.36)		(.33)		(.34)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.13)		(.24)		(.32)		(.36)		(.33)		(.56)

Net asset value, end of period	$ 8.56		$ 8.50		$ 8.10		$ 7.39		$ 9.00		$ 8.61

Total Return
Total investment return based on net asset value(c)	2.36	%*	8.00	%*	14.45	%*	(14.28	)%*	8.46	%*	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120		$205		$25		$21		$57		$141
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(d)	.85	%(e)	.85%		.85%		1.59%		1.80	%(e)
Expenses, before waivers/ reimbursements	1.48	%(d)	1.29	%(e)	1.68%		1.53%		1.59%		1.80	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.48	%(d)	1.29	%(e)	1.68%		1.53%		1.59%		1.75	%(e)
Net investment income	2.28	%(d)	2.73	%(e)	4.29%		4.02%		3.47%		3.63	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	69

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.48		$ 8.08		$ 7.38		$ 9.00		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.12		.26		.34		.38		.36		.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.40		.70		(1.62)		.40		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20		.66		1.04		(1.24)		.76		.51

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.26)		(.30)		(.38)		(.37)		(.37)
Tax return of capital	– 0	–	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.14)		(.26)		(.34)		(.38)		(.37)		(.59)

Net asset value, end of period	$ 8.54		$ 8.48		$ 8.08		$ 7.38		$ 9.00		$ 8.61

Total Return
Total investment return based on net asset value(c)	2.40	%*	8.26	%*	14.69	%*	(14.21	)%*	8.92	%*	5.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$9		$8		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.60	%(d)	.60	%(e)	.60%		.60%		1.14%		1.46	%(e)
Expenses, before waivers/ reimbursements	1.17	%(d)	1.18	%(e)	1.25%		1.28%		1.14%		1.46	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.17	%(d)	1.18	%(e)	1.25%		1.28%		1.14%		1.41	%(e)
Net investment income	2.84	%(d)	3.13	%(e)	4.57%		4.45%		4.06%		4.25	%(e)
Portfolio turnover rate	30%		54%		86%		81%		134%		169%

See footnote summary on page 71.

70	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the six months ended April 30, 2011 and the years ended October 31, 2010, October 31, 2009, October 31, 2008, and October 31, 2007, by 0.08%, 0.55%, 0.57%, 0.81% and 4.31%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	71

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fifth item of business, changes to the Fund’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	6,249,617	276,558
Michael J. Downey	6,253,918	272,257
William H. Foulk, Jr.	6,231,954	294,221
D. James Guzy	6,247,534	278,641
Nancy P. Jacklin	6,248,804	277,371
Robert M. Keith	6,253,918	272,257
Garry L. Moody	6,239,309	286,866
Marshall C. Turner, Jr.	6,249,617	276,558
Earl D. Weiner	6,234,402	291,773

	Voted For	Voted Against	Abstained	Broker Non-Votes
5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	4,565,414	166,673	363,598	1,551,102

72	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Joel J. McKoan(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2) , Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, McKoan, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	73

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Unconstrained Bond Fund, Inc. (prior to February 3, 2011 named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

74	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2008 or 2009.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	75

research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis) and 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010. The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-year period but lagged the Index in the 3-, 5- and 10-year periods. The directors also reviewed performance information for periods ended September 30, 2010 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Index but lagged the Lipper Multi-Sector Income Funds Average (the “Lipper Average”) and in the year-to-date period the Fund had lagged both the Index and the Lipper Average. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Diversified Yield Fund, Inc. effective November 2007. The directors discussed with the Adviser the reasons for the Fund’s performance. The Adviser explained that some of the Fund’s Performance Group competitors invested primarily in bonds rated below investment grade, whereas the Fund’s limit on such bonds was 50% of its assets. The Adviser also explained that the Fund was managed as an absolute return strategy rather than seeking to achieve outperformance relative to the Index. The Adviser explained that these factors could cause the Fund to show relative underperformance at certain times relative to its Performance Group and relative to the Index, and that the Adviser believed that another benchmark and a change in its Lipper category might more appropriately reflect the Fund’s multi-sector investment strategy which involves limited credit risk and interest rate risk. At the request of the directors, the Adviser provided

76	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

supplemental information showing the Fund’s performance compared to the group of unconstrained “absolute return” bond funds that the Adviser believes follow strategies that are most comparable to those of the Fund. The directors noted that in this comparison group the Fund ranked 3rd out of 10 in the 6-month, year-to-date and 1-year periods, 4th out of 5 in the 3-year period, and 2nd out of 3 in the 5-year period (all periods ended September 30, 2010). The Adviser further advised the directors that it intended to review with Lipper the Fund’s categorization and to consider recommending a different benchmark for the Fund. Based on their review and their discussion with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Fund. The directors determined to continue to monitor closely the Fund’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	77

groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 15 basis points in the Fund’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

78	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Diversified Yield Fund, Inc., (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	79

the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4 Also shown in the table below is the net asset of the Fund as of September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	09/30/10 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$73.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $102,427 (0.154% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end

3	Jones v. Harris at 11.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

80	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/30/10)		Fiscal Year End
Diversified Yield Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	1.28 1.58 2.32 2.29 1.92 1.59 1.20	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent

5	Annualized.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	81

years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets. 7

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Diversified Yield Fund, Inc.	$73.1	Diversified Yield Schedule 40 bp on 1st $50 million 25 bp on the balance Minimum Account Size: $50m	0.353%	0.500%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.8 Lipper’s

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.
8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

82	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Diversified Yield Fund, Inc.	0.500	0.600	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009,

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	83

notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Diversified Yield Fund, Inc.[15]	0.896	1.151	1/11	1.094	3/30

Based on this analysis, the Fund has a more favorable ranking on a total expense basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Fund’s Class A share total expense ratio is capped at 0.90%.

84	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $4,029, $326,721 and $17,465 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $46,486 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	85

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

86	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2010.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.37	15.02	15.78	11/11	33/34
3 year	1.44	6.67	7.09	9/9	28/28
5 year	3.51	5.16	6.24	6/6	24/24
10 year	4.41	5.95	6.89	4/5	21/22

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

26	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	87

	Periods Ending July 31, 2010 Annualized Net Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Diversified Yield Fund, Inc.	11.26	1.36	3.46	4.39	6.36	6.28	0.30	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.12	6.49	5.14	5.80	N/A	6.18	0.68	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

88	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	89

Alliancebernstein Family of Funds

NOTES

90	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

NOTES

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0152-0411

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Uncounstrained Bond Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2011